UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 22, 2014

Date of Report (Date of earliest event reported)

CEPHEID

(Exact name of Registrant as specified in its charter)

California	000-30755	77-0441625
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

904 Caribbean Drive, Sunnyvale, CA 94089

(Address of principal executive offices) (Zip Code)

(408) 541-4191

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

2006 Equity Incentive Plan

At Cepheid’s Annual Meeting of Shareholders held on April 22, 2014 (the “Annual Meeting”), the shareholders of Cepheid approved an amendment to Cepheid’s 2006 Equity Incentive Plan (the “EIP”) to:

•	increase the number of shares of common stock reserved for issuance under the EIP by 3,300,000; and

•	increase the pre-determined amount of stock option equivalents granted to Cepheid’s non-employee directors.

The foregoing is a summary of the changes effected by the amendment to the EIP and does not purport to be complete. The foregoing is qualified in its entirety by reference to the EIP, as amended and restated, a copy of which is filed as Exhibit 99.01 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	The disclosures made under Item 1.01 above are hereby incorporated by reference into this Item 5.02(e).

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) Cepheid held the Annual Meeting on April 22, 2014. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended.

(b) The matters described below were voted on at the Annual Meeting and the number of votes cast with respect to each matter was as indicated:

(1) Holders of Cepheid’s common stock voted to elect three directors, each to serve until his successor has been elected and qualified or until his earlier resignation or removal as follows:

Name	For	Against	Abstain	Broker Non-Votes
Robert J. Easton	58,367,046	443,351	360,337	6,435,745
Hollings C. Renton	58,281,209	525,087	364,438	6,435,745
Glenn D. Steele, Jr.	58,565,045	244,406	361,283	6,435,745

(2) Holders of Cepheid’s common stock voted to approve an amendment to Cepheid’s articles of incorporation to increase the number of authorized shares of common stock from 100,000,000 to 150,000,000 as follows:

Shares Voted in Favor:	64,505,652
Shares Voted Against:	1,061,777
Shares Abstaining:	39,050
Broker Non-Votes:	0

(3) Holders of Cepheid’s common stock voted to amend Cepheid’s 2006 Equity Incentive Plan to increase the number of shares of Cepheid’s common stock reserved for issuance by 3,300,000 shares and to increase the pre-determined amount of stock option equivalents granted to Cepheid’s non-employee directors as follows:

Shares Voted in Favor:	56,922,583
Shares Voted Against:	2,225,084
Shares Abstaining:	23,067
Broker Non-Votes:	6,435,745

(4) Holders of Cepheid’s common stock voted to ratify the appointment of Ernst & Young LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2014 as follows:

Shares Voted in Favor:	65,268,695
Shares Voted Against:	323,510
Shares Abstaining:	14,274
Broker Non-Votes:	0

(5) Holders of Cepheid’s common stock voted to approve the non-binding advisory resolution on compensation paid to Cepheid’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including compensation discussion and analysis, compensation tables and narrative discussion as follows:

Shares Voted in Favor:	58,037,346
Shares Voted Against:	472,599
Shares Abstaining:	660,789
Broker Non-Votes:	6,435,745

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Title

99.01	2006 Equity Incentive Plan, as amended and restated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHEID

Date: April 24, 2014	By:	/s/ John L. Bishop
	Name:	John L. Bishop
	Title:	Chief Executive Officer

Exhibit List

Exhibit No.	Exhibit Title

99.01	2006 Equity Incentive Plan, as amended and restated